EXHIBIT 10.02

AMENDMENT NO. 6 AND WAIVER UNDER

AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

AMENDMENT NO. 6 and WAIVER dated as of May 7, 2003 (this “Amendment”) under the Amended and Restated Credit and Guaranty Agreement dated as of August 26, 2002 (as amended and in effect immediately prior to the effectiveness of this Amendment, the “DIP Credit Agreement”), among UCA LLC, CENTURY CABLE HOLDINGS, LLC, CENTURY-TCI CALIFORNIA, L.P., OLYMPUS CABLE HOLDINGS, LLC, PARNASSOS, L.P., FRONTIERVISION OPERATING PARTNERS, L.P., ACC INVESTMENT HOLDINGS, INC., ARAHOVA COMMUNICATIONS, INC., and ADELPHIA CALIFORNIA CABLEVISION, LLC, as Borrowers, the Guarantors party thereto, JPMORGAN CHASE BANK, as Administrative Agent, CITICORP USA, INC., as Syndication Agent, J.P. MORGAN SECURITIES INC. and SALOMON SMITH BARNEY INC., as Joint Bookrunners and Co-Lead Arrangers, CITICORP USA, INC., as Collateral Agent, WACHOVIA BANK, N.A., as Co-Syndication Agent, and THE BANK OF NOVA SCOTIA, FLEET NATIONAL BANK, BANK OF AMERICA, N.A. and GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Documentation Agents.

W I T N E S S E T H :

WHEREAS, the parties hereto desire to amend the DIP Credit Agreement as set forth herein and waive certain Defaults and Events of Default arising under the DIP Credit Agreement;

NOW, THEREFORE, the parties hereto agree as follows:

Section 1. Definitions; References. Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the DIP Credit Agreement (as amended hereby) shall have the meaning assigned to such term in the DIP Credit Agreement (as amended hereby). Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the DIP Credit Agreement shall, after the date of effectiveness of this Amendment, refer to the DIP Credit Agreement as amended hereby.

Section 2. Provisions Regarding Investments In Century-ML Entities. Section 6.10(a) of the DIP Credit Agreement is hereby amended by (a) deleting the word “and” at the end of clause (ix) thereof and replacing it with a comma, (b) adding the word “and” and the following new clause (xi) at the end of clause (x) thereof:

“(xi) any Investment by the Parent or any other Holding Company

Guarantor in Century/ML Cable Venture, a New York joint venture (“Century Venture”), Century-ML Cable Corporation, a Delaware corporation, or any of their respective Subsidiaries or joint ventures (collectively, the “Century-ML Entities”), so long as such Investment (1) consists only of the payment by the Parent or another Holding Company Guarantor pursuant to, and in accordance with, the centralized cash management practices of the Parent Group as in effect on the date of Amendment No. 6 to this Agreement, of programming expenses and other general operating expenses, whether direct or indirect, of the Century-ML Entities, incurred in the ordinary course of business, and (2) is reimbursed in full by the Century-ML Entities to the Parent or the relevant Holding Company Guarantor, as the case may be, within 30 calendar days following the end of the calendar month in which such Investment is made; provided, however, that notwithstanding anything otherwise to the contrary, an “Investment” shall not include any management fees payable by any of the Century-ML Entities to the Parent or another Holding Company Guarantor (the “Century-ML Management Fees”), it being understood and agreed that the Century-ML Management Fees shall continue to accrue but shall remain unpaid until such time as the Bankruptcy Court directs that such amounts may be paid”

and (c) replacing clause 2(ii) to the proviso in Section 6.10(a) in its entirety with the following: “(ii) in the Century-ML Entities other than Investments permitted by clause (xi) above”.

Section 3. Waivers.

(a) Each DIP Lender hereby waives any Default or Event of Default arising under Section 7.01(c) or Section 7.01(d) of the DIP Credit Agreement, solely to the extent that such Default or Event of Default arises as a result of any Loan Party having made any Investments of the type described in clause (xi) of Section 6.10(a) of the DIP Credit Agreement as amended hereby in the Century-ML Entities prior to the date hereof (the “Century-ML Default”); provided that any such Investments made prior to April 1, 2003 shall have been reimbursed in full to such Loan Party as of the date hereof, it being understood and agreed that any such Investments made on or following April 1, 2003 shall be reimbursed to the relevant Loan Party in accordance with Section 6.10(a)(xi) of the DIP Credit Agreement as amended hereby; provided, further, that the parties hereby acknowledge and agree that notwithstanding anything otherwise to the contrary, (x) any Century-ML Management Fees and (y) certain fees and expenses that have been paid by a Loan Party on behalf of a Century-ML Entity in an amount not to exceed $50,000, shall remain accrued but unpaid until such time as the Bankruptcy Court directs that such amounts may be paid.

(b) In connection with the waiver granted under subsection (a) above,

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each DIP Lender hereby agrees to permit the relevant Borrower to continue the outstanding Borrowings of Eurodollar Loans of such Borrower set forth below for an additional Interest Period pursuant to Section 2.13 of the DIP Credit Agreement as if the Century-ML Default had not occurred or been continuing at the time of such continuation:

•	Borrower: Century-TCI California, L.P.; Amount of Borrowing: $22,000,000; Interest Period End Date: April 28, 2003

•	Borrower: Arahova Communications, Inc.; Amount of Borrowing: $7,000,000; Interest Period End Date: April 28, 2003

The relevant Borrower shall also be deemed to have given the necessary notice required under Section 2.13 to continue such Borrowings of Eurodollar Loans for an additional Interest Period.

(c) In connection with the waiver granted under subsection (a) above, each DIP Lender hereby waives any Default or Event of Default arising under Section 7.01(a) or Section 7.01(d) of the DIP Credit Agreement, solely to the extent that such Default or Event of Default arises as a result of the extension of credit by a DIP Lender and/or any Fronting Bank pursuant to a Credit Event, including without limitation, the issuance on April 21, 2003 of eight individual Letters of Credit in the aggregate outstanding principal amount of $100,000, during the existence and continuation of the Century-ML Default.

Section 4. GOVERNING LAW. THIS AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE AND THE BANKRUPTCY CODE.

Section 5. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Administrative Agent shall have received duly executed counterparts hereof signed by the Loan Parties and the Required DIP Lenders. In the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party. The Administrative Agent shall promptly notify the Loan Parties and the DIP Lenders of the effectiveness of any section of this Amendment, and such notice shall be conclusive and binding on all parties hereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

JPMORGAN CHASE BANK

By:	/s/ William A. Austin
Name: William A. Austin Title: Vice President

CITICORP USA, INC.

By:	/s/ Michael M. Schadt
Name: Michael M. Schadt
Title: Vice President

WACHOVIA BANK, N.A.

By:	/s/ Helen F. Wessling
Name: Helen F. Wessling
Title: Managing Director

THE BANK OF NOVA SCOTIA

By:	/s/ Christopher Usas
Name: Christopher Usas
Title: Director

FLEET NATIONAL BANK

By:	/s/ Judith A. Huckins
Name: Judith A. Huckins
Title: Authorized Officer

BANK OF AMERICA, N.A.

By:
Name: Title:

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Christopher Cox
Name: Christopher Cox Title: Duly Authorized Signatory

THE TRAVELERS INSURANCE COMPANY

By:
Name: Title:

BANK OF MONTREAL

By:	/s/ Bin Laurence
Name: Bin Laurence Title: Director

CALPERS

By:
Name: Title:

CREDIT LYONNAIS NEW YORK

By:
Name: Title:

THE FOOTHILL GROUP, INC.

By:
Name: Title:

MORGAN STANLEY SENIOR FUNDING, INC.

By:
Name: Title:

SUMITOMO MITSUI BANKING CORPORATION

By:
Name: Title:

BAYERISHE HYPO UND VEREINSBANK AG, NEW YORK BRANCH

By:	/s/ Jane P. Jacobs
Name: Jane P. Jacobs Title: Director

By:	/s/ Hans Jung
Name: Hans Jung Title: Associate Director

EATON VANCE SENIOR INCOME TRUST

By:	Eaton Vance Management as Investment Advisor

By:
Name: Title:

EATON VANCE CDO III, LTD.

By:	Eaton Vance Management as Investment Advisor

By:
Name: Title:

EATON VANCE CDO IV, LTD.

By:	Eaton Vance Management as Investment Advisor

By:
Name: Title:

COSTANTINUS EATON VANCE CDO V, LTD.

By:	Eaton Vance Management as Investment Advisor

By:
Name: Title:

SPCP GROUP LLC

By:
Name: Title:

SUNAMERICA SENIOR FLOATING RATE FUND INC.

By:	Stanfield Capital Partners LLC as its subadvisor

By:
Name: Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:
Name: Title:

AURM CLO 2002-1 LTD.

By:	Stein Roe & Farnham Incorporated, as Investment Manager

By:
Name: Title:

AIM FLOATING RATE FUND

By:	INVESCO Senior Secured Management, Inc. as Attorney in Fact

By:
Name: Title:

CHARTER VIEW PORTFOLIO

By:	INVESCO Senior Secured Management, Inc. as Investment Advisor

By:
Name: Title:

DIVERSIFIED CREDIT PORTFOLIO LTD.

By:	INVESCO Senior Secured Management, Inc. as Investment Advisor

By:
Name: Title:

TCW SELECT LOAN FUND, LIMITED

By:	TCW Advisors, Inc., as its Collateral Manager

By:
Name: Title:

By:
Name: Title:

C-SQUARED CDO LTD.

By:	TCW Advisors, Inc., as its Portfolio Manager

By:
Name: Title:

SRF 2000 LLC

By:	/s/ Ann E. Morris
Name: Ann E. Morris Title: Asst. Vice President

SRF TRADING, INC.

By:	/s/ Ann E. Morris
Name: Ann E. Morris Title: Asst. Vice President

CARLYLE HIGH YIELD PARTNERS IV, LTD.

By:
Name: Title:

FLAGSHIP CLO II

By:
Name: Title:

AIG SUNAMERICA LIFE ASSURANCE COMPANY (DBA ANCHOR NATIONAL LIFE INSURANCE COMPANY)

By:
Name: Title:

FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND (161)

By:
Name: Title:

GOLDMAN SACHS CREDIT PARTNERS L.P.

By:
Name: Title:

REGIMENT CAPITAL, LTD
By:	Regiment Capital Management, LLC as its
Investment Advisor

By:	Regiment Capital Advisor LLC
its Manager and Pursuant to delegated authority

By:
Name: Title:
PRESIDENT & FELLOWS OF HARVARD COLLEGE
By:	Regiment Capital ,Management, LLC as its Investment Advisor

By:	Regiment Capital Advisors LLC
its Manager and Pursuant to delegated authority

By:
Name: Title:
LIBERTYVIEW FUNDS, L.P

By:
Name: Title:

LONG LANDE MASTER TRUST IV
By:	Fleet National Bank as Trust Administrator

By:
Name: Title:

AIMCO CLO, SERIES 2001-A

By:
Name:
Title

ALLSTATE LIFE INSURANCE COMPANY

By:
Name:
Title

PROTECTIVE LIFE INSURANCE COMPANY

By:
Name:
Title

WACHOVIA BANK, NATIONAL ASSOCIATION

By:
Name:
Title

GLENEAGLES TRADING LLC

By:
Name:
Title:

HIGHLAND LOAN FUNDING V LTD
By:	Highland Capital Management, L.P. as
Collateral Manager

By:
Name:
Title:

CALIFORNIA PUBLIC EMPLOYEES’ RETIREMENT SYSTEM
By:	Highland Capital Management, L.P. as
Authorized Representatives of the Board

By:
Name:
Title:

ING PRIME RATE TRUST
By:	ING Investments, LLC as its investment manager

By:
Name:
Title:

ING SENIOR INCOME FUND
By:	ING Investments, LLC as its investment manager

By:
Name: Title:

INDOSUEZ CAPITAL FUNDING VI, LIMITED
By:	Indosuez Capital as Collateral Manager

By:
Name: Title:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:	David L. Babson & Company Inc., as Investment Adviser

By:
Name: Title:

MAPLEWOOD (CAYMAN) LIMITED
By:	David L. Babson & Company Inc., under delegated authority from Massachusetts Mutual Life Insurance Company as Investment Manager

By:
Name: Title:

BLACK DIAMOND INTERNATIONAL FUNDING, LTD.

By:	/s/ Alan Corkish
Name: Alan Corkish
Title: Director

BRYN MAWR CLO, LTD.
By:	Deerfield Capital Management LLC as its Collateral Manager

Name:
Title:

GULF STREAM CDO 2002-I
By:	Gulf Stream Asset Management, LLC as Collateral Manager

Name:
Title:

STANWICH LOAN FUNDING LLC

By:
Name:
Title:

RIVIERA FUNDING LLC

By:
Name:
Title:

ATRIUM CDO

By:
Name:
Title:

CSAM FUNDING II

By:
Name:
Title:

TORONTO DOMINION (TEXAS), INC.

By:	/s/ Jill Hall
Name: Jill Hall
Title: Vice President

NOMURA BOND & LOAN FUND
By:	UFJ Trust Company of New York as Trustee
By:	Nomura Corporate Research and Asset Management, Inc., Attorney in Fact

Name:
Title:

CLYDESDALE CLO 2001-1, LTD
By:	Nomura Corporate Research and Asset
Management, Inc., as Collateral Manager

By:
Name:
Title:

IMPERIAL CREDIT ASSET MANAGEMENT

By:
Name: Title:

CITIBANK, N.A.

By:
Name: Title:

ACC CABLE COMMUNICATIONS FL-VA, LLC

By:	ACC Cable Holdings VA, Inc., its sole member

ACC CABLE HOLDINGS VA, INc.

ACC HOLDINGS II, LLC

By:	ACC Operations, Inc., its sole member

ACC INVESTMENT HOLDINGS, INC.

ACC OPERATIONS, INC.

ACC TELECOMMUNICATIONS HOLDINGS LLC

By:	ACC Operations, Inc., its sole member

ACC TELECOMMUNICATIONS LLC

By:	ACC Telecommunications Holdings LLC, its sole member
By:	ACC Operations, Inc., its sole member

ACC TELECOMMUNICATIONS OF VIRGINIA LLC

By:	ACC Telecommunications Holdings LLC, its sole member
By:	ACC Operations, Inc., its sole member

ACC-AMN HOLDINGS LLC

By:	ACC Operations, Inc., its sole member

ADELPHIA ACQUISITION SUBSIDIARY, INC.

ADELPHIA ARIZONA, INC.

ADELPHIA BLAIRSVILLE, LLC

By:	Century Communications Corp., its sole member

ADELPHIA CABLE PARTNERS, L.P.

By:	Olympus Cable Holdings, LLC, its Managing General Partner
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

ADELPHIA CABLEVISION ASSOCIATES, L.P.

By:	Chelsea Communications, Inc., its general partner

ADELPHIA CABLEVISION CORP.

ADELPHIA CABLEVISION OF BOCA RATON, LLC

By:	Adelphia Cablevision Corp., its sole member

ADELPHIA CABLEVISION OF FONTANA LLC

By:	Clear Cablevision, Inc., its sole member

ADELPHIA CABLEVISION OF INLAND EMPIRE, LLC

By:	Clear Cablevision, Inc., its sole member

ADELPHIA CABLEVISION OF THE KENNEBUNKS, LLC

By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

ADELPHIA CABLEVISION, LLC

By:	ACC Operations, Inc., its sole member

ADELPHIA CABLEVISION OF NEW YORK, INC.

ADELPHIA CABLEVISION OF NEWPORT BEACH, LLC

By:	Ft. Myers Cablevision, LLC, its sole member
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

ADELPHIA CABLEVISION OF ORANGE COUNTY, LLC

By:	Ft. Myers Cablevision, LLC, its sole member
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

ADELPHIA CABLEVISION OF ORANGE COUNTY II, LLC

By:	Mickelson Media, Inc., its sole member

ADELPHIA CABLEVISION OF SAN BERNADINO, LLC

By:	Clear Cablevision, Inc., its sole member

ADELPHIA CABLEVISION OF SANTA ANA, LLC

By:	UCA, LLC, its sole member
By:	ACC Operations, Inc., its sole member

ADELPHIA CABLEVISION OF SEAL BEACH, LLC

By:	Manchester Cablevision, Inc., its sole member

ADELPHIA CABLEVISION OF SIMI VALLEY, LLC

By:	UCA, LLC, its sole member
By:	ACC Operations, Inc., its sole member

ADELPHIA CABLEVISION OF WEST PALM BEACH III, LLC

By:	Century New Mexico Cable Television Corp., its sole member

ADELPHIA CABLEVISION OF WEST PALM BEACH IV, LLC

By:	Sentinel Communications of Muncie, Indiana, Inc., its sole member

ADELPHIA CABLEVISION OF WEST PALM BEACH V, LLC

By:	Huntington CATV, Inc., its sole member

ADELPHIA CALIFORNIA CABLEVISION, LLC

By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

ADELPHIA CENTRAL PENNSYLVANIA, LLC

By:	National Cable Acquisition Associates, L.P., its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general Partner

ADELPHIA CLEVELAND, LLC

By:	Adelphia of the Midwest, Inc., its sole member

ADELPHIA COMMUNICATIONS CORPORATION ADELPHIA COMMUNICATIONS OF CALIFORNIA, LLC

By:	Adelphia Cablevision Corp., its sole member

ADELPHIA COMMUNICATIONS OF CALIFORNIA II, LLC

By:	Adelphia Cablevision Corp., its sole member

ADELPHIA COMMUNICATIONS OF CALIFORNIA III, LLC

By:	FrontierVision, its sole member

By:	FrontierVision Holdings, L.P., its general partner

By:	FrontierVision Partners, L.P., its general partner

By:	Adelphia GP Holdings, L.L.C., its general partner

By:	ACC Operations, Inc., its sole member

ADELPHIA COMMUNICATIONS INTERNATIONAL, INC. ADELPHIA COMPANY OF WESTERN CONNECTICUT ADELPHIA GENERAL HOLDINGS III, INC. ADELPHIA GS CABLE, LLC

By:	Olympus Cable Holdings, LLC, its sole member

By:	Olympus Subsidiary, LLC, its sole member

By:	Olympus Communications, L.P., it sole member

By:	ACC Operations, Inc., its sole member

ADELPHIA GP HOLDINGS, LLC

By:	ACC Operations, Inc., its sole member

ADELPHIA HARBOR CENTER HOLDINGS, LLC

By:	ACC Operations, Inc., its sole member

ADELPHIA HOLDINGS 2001, LLC

By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., it sole member
By:	ACC Operations, Inc., its managing partner

ADELPHIA INTERNATIONAL II, LLC

By:	ACC Operations, Inc., its member
By:	Adelphia Communications International, Inc., its member

ADELPHIA INTERNATIONAL III LLC

By:	ACC Operations, Inc., its member
By:	Adelphia Communications International, Inc., its member

ADELPHIA OF THE MIDWEST, INC.

ADELPHIA MOBILE PHONES

ADELPHIA PINELLAS COUNTY, LLC

By:	Ft. Myers Cablevision, L.L.C., its sole member
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

ADELPHIA PRESTIGE CABLEVISION, LLC

By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its sole member

ADELPHIA TELECOMMUNICATIONS, INC.

ADELPHIA TELECOMMUNICATIONS OF FLORIDA, INC.

ADELPHIA WELLSVILLE, LLC

By:	ACC Operations, Inc., its sole member

ADELPHIA WESTERN NEW YORK HOLDINGS, LLC

By:	ACC Operations, Inc., its sole member

ADELPHIA COMMUNICATIONS, INC.

ARAHOVA HOLDINGS, LLC

By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

BADGER HOLDING CORPORATION

BETTER TV, INC. OF BENNINGTON

BLACKSBURG/SALEM CABLEVISION, INC.

BRAZAS COMMUNICATIONS, INC.

BUENAVISION TELECOMMUNICATIONS, INC.

CABLE SENRY CORPORATION

CALIFORNIA AD SALES, LLC

By:	Ft. Myers Cablevision, L.L.C., its sole member
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

CCC-III, INC.

CCC-INDIANA, INC.

CCH INDIANA, L.P.

By:	CCC-Indiana, its general partner

CDA CABLE, INC.

CENTURY ADVERTISING, INC.

CENTURY ALABAMA CORP

CENTURY ALABAMA CORP

CENTURY ALABAMA HOLDING CORP.

CENTURY AUSTRALIA COMMUNICATIONS CORP.

CENTURY BERKSHIRE CABLE CORP.

CENTURY CABLE HOLDINGS, LLC

By:	Century Cable Holding Corp., its sole member

CENTURY CABLE HOLDING CORP.

CENTURY CABLE MANAGEMENT CORPORATION

CENTURY CABLE OF SOUTHERN CALIFORNIA

CENTURY CABLEVISION HOLDINGS, LLC

By:	Olympus Communications, L.P., its sole member
By	ACC Operations, Inc., its managing general partner

CENTURY CAROLINA CORP.

CENTURY COLORADO SPRINGS CORP.

CENTURY COLORADO SPRINGS PARTNERSHIP

By:	Paragon Cable Television Inc., a general partner

CENTURY COMMUNICATIONS CORP.

CENTURY CULLMAN CORP.

CENTURY ENTERPRISE CABLE CORP.

CENTURY EXCHANGE, LLC

By:	Century Cable Holding Corp., its sole member

CENTURY FEDERAL, INC.

CENTURY GRANITE CABLE TELEVISION CORP.

CENTURY HUNTINGTON COMPANY

CENTURY INDIANA CORP.

CENTURY ISLAND ASSOCIATES, INC.

CENTURY ISLAND CABLE TELEVISION CORP.

CENTURY INVESTMENT HOLDING CORP.

CENTURY INVESTORS, INC.

CENTURY KANSAS CABLE TELEVISION CORP.

CENTURY LYKENS CABLE CORP.

CENTURY MENDOCINO CABLE TELEVISION, INC.

CENTURY MISSISSIPPI CORP.

CENTURY MOUNTAIN CORP.

CENTURY NEW MEXICO CABLE CORP.

CENTURY NORWICH CORP.

CENTURY OHIO CABLE TELEVISION CORP.

CENTURY OREGON CABLE CORP.

CENTURY PACIFIC CABLE TV, INC.

CENTURY PROGRAMMING, INC.

CENTURY REALTY CORP.

CENTURY SHASTA CABLE TELEVISION CORP.

CENTURY SOUTHWEST COLORADO CABLE TELEVISION CORP.

CENTURY-TCI CALIFORNIA COMMUNICATIONS, L.P.

By:	Century Exchange LLC, its general partner
By	Century Cable Holding Corp., its sole member

CENTURY-TCI CALIFORNIA, L.P.

By:	Century-TCI California Communications, L.P., its general partner
By	Century Exchange LLC, its general partner
By:	Century Cable Holding Corp., its sole member

CENTURY-TCI HOLDINGS, LLC

By:	Century-TCI California Communications, L.P., its general partner
By	Century Exchange LLC, its general partner
By:	Century Cable Holding Corp., its sole member

CENTURY TRINIDAD CABLE TELEVISION CORP.

CENTURY VIRGINIA CORP.

CENTURY VOICE AND DATA COMMUNICATIONS, INC.

CENTURY WARRICK CABLE CORP.

CENTURY WASHINGTON CABLE TELEVISION, INC.

CENTURY WYOMING CABLE TELEVISION CORP.

CHELSEA COMMUNICATIONS, INC.

CHELSEA COMMUNICATIONS, LLC

By:	Olympus Cable Holdings, LLC, its sole member
By	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

CHESTNUT STREET SERVICES, LLC

By:	ACC Operations, Inc., its sole member

CLEAR CABLEVISION, INC.

CMA CABLEVISION ASSOCIATES VII, L.P.

By:	Tele-Media Company of Tri-States, L.P., its general partner
By:	Tri-States, L.L.C., its general partner
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its managing general partner

CMA CABLEVISION ASSOCIATES XI, LIMITED PARTNERSHIP

By:	Tele-Media Company of Tri-States, L.P., its general partner
By:	Tri-States, L.L.C., its general partner
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its managing general partner

CORAL SECURITY, INC.

COWLITZ CABLEVISION, INC.

CP-MDU I LLC

By:	Adelphia California Cablevision, L.L.C., its sole member
By:	Olymus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

CP-MDU II LLC

By:	Adelphia California Cablevision, L.L.C., its sole member
By:	Olymus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

E.& E. CABLE SERVICE, INC.

EASTERN VIRGINIA CABLEVISION HOLDINGS, LLC

By:	Eastern Virginia Cablevision, L.P., its sole member
By:	TMC Holdings Corporation, its general partner

EASTERN VIRGINIA CABLEVISION, L.P.

By:	TMC Holdings Corporation, its general partner

EMPIRE SPORTS NETWORK, L.P.

By:	Parnassos Communications, L.P., its general partner
By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

FAE CABLE MANAGEMENT CORP.

FOP INDIANA, L.P.

By:	FrontierVision Cable New England, Inc., its general partner

FRONTIERVISION ACCESS PARTNERS, LLC

By:	Parnassos Communications, L.P., its general partner
By:	FrontierVision Holdings, L.P., its general partner
By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

FRONTIERVISION CABLE NEW ENGLAND, INC.

FRONTIERVISION CAPITAL CORPORATION

FRONTIERVISION HOLDINGS CAPITAL CORPORATION

FRONTIERVISION HOLDINGS CAPITAL II CORPORATION

FRONTIERVISION HOLDINGS L.L.C.

By:	FrontierVision Holdings, L.P., its general partner
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

FRONTIERVISION HOLDINGS L.P.

By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

FRONTIERVISION OPERATING PARTNERS, LLC

By:	FrontierVision Holdings, L.P., its sole member
By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

FRONTIERVISION OPERATING PARTNERS, L.P.

By:	FrontierVision Holdings, L.P., its general partner
By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

FT. MYERS ACQUISITION LIMITED PARTNERSHIP

By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

FT. MYERS CABLEVISION, LLC

By:	Ft. Myers Acquisition Limited Partnership, its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

GENESIS CABLE COMMUNICATIONS SUBSIDIARY, L.L.C.

By:	ACC Cable Communications FL-VA, LLC, its sole member
By:	ACC Cable Holdings VA, Inc., its sole member

GLOBAL ACQUISITION PARTNERS, L.P.

By:	Global Cablevision II, LLC, its general partner
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

GLOBAL CABLEVISION II, LLC

By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing partner

THE GOLF CLUB AT WENDING CREEK FARMS, LLC

By:	ACC Operations, Inc., its sole member

GRAFTON CABLE COMPANY

GS CABLE LLC

By:	Adelphia GS Cable, LLC, its sole member
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

GS TELECOMMUNICATIONS LLC

By:	GS Cable, LLC, its sole member
By:	Adelphia GS Cable, LLC, its sole member
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

HARRON CABLEVISION OF NEW HAMPSHIRE, INC.

HUNTINGTON CATV, INC.

IMPERIAL VALLEY CABLEVISION, INC.

KALAMAZOO COUNTY CABLEVISION, INC.

KEY BISCAYNE CABLEVISION

By:	Adelphia Cable Partners, LP, a general partner
By:	Olympus Cable Holdings, LLC, its managing general partner
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

KOOTENAI CABLE, INC.

LAKE CHAMPLAIN CABLE TELEVISION CORPORATION

LEADERSHIP ACQUISITION LIMITED PARTNERSHIP

By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

LOUISA CABLEVISION, INC.

MANCHESTER CABLEVISION, INC

MARTHA’S VINEYARD CABLEVISION, L.P.

By:	Century Cable Holdings, LLC, its general partner
By:	Century Cable Holding Corp., its sole member

MERCURY COMMUNICATIONS, INC.

MICKELSON MEDIA, INC.

MICKELSON MEDIA OF FLORIDA, INC.

MONUMENT COLORADO CABLEVISION, INC.

MOUNTAIN CABLE COMMUNICATIONS CORPORATION

MOUNTAIN CABLE COMPANY, L.P.

By:	Pericles Communications Corporation, its managing general partner

MONTGOMERY CABLEVISION, INC.

MT. LEBANON CABLEVISION, INC.

MULTI-CHANNEL T.V. CABLE COMPANY

NATIONAL CABLE ACQUISITION ASSOCIATES, L.P.

By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

OLYMPUS CABLE HOLDINGS, LLC

By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

OLYMPUS CAPITAL CORPORATION

OLYMPUS COMMUNICATIONS HOLDINGS, L.L.C.

By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

OLYMPUS COMMUNICATIONS, L.P.

By:	ACC Operations, Inc., its managing general partner

OLYMPUS SUBSIDIARY, LLC

By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

OWENSBORO-BRUNSWICK, INC.

OWENSBORO INDIANA, L.P.

By:	Century Granite Cable Television Corp., its general partner

OWENSBORO ON THE AIR, INC.

PAGE TIME, INC.

PARAGON CABLE TELEVISION INC.

PARAGON CABLEVISION CONSTRUCTION CORPORATION

PARAGON CABLEVISION MANAGEMENT CORPORATION

PARNASSOS COMMUNICATIONS, L.P.

By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

PARNASSOS HOLDINGS, LLC

By:	Parnassos Communications, L.P., its sole member
By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

PARNASSOS, L.P.

By:	Parnassos Communications, L.P., its general partner
By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

PERICLES COMMUNICATIONS CORPORATION

PULLMAN TV CABLE CO., INC.

RENTAVISION OF BRUNSWICK, INC.

RICHMOND CABLE TELEVISION CORPORATION

RIGPAL COMMUNICATIONS, INC.

ROBINSON/PLUM CABLEVISION

By:	Olympus Subsidiary, LLC, its general partner
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

SABRES, INC.

SCRANTON CABLEVISION, INC.

SENTINEL COMMUNICATIONS OF MUNCIE, INDIANA, INC.

SOUTHEAST FLORIDA CABLE, INC.

SOUTHWEST COLORADO CABLE, INC.

SOUTHWEST VIRGINIA CABLE, INC.

S/T CABLE CORPORATION

STAR CABLE INC.

STARPOINT, LIMITED PARTNERSHIP

By:	West Boca Acquisition Limited Partnership, its general partner
By:	Adelphia Cable Partners, L.P., its general partner
By:	Olympus Cable Holdings, LLC, its managing general partner
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

SVHH CABLE ACQUISITION, L.P.

By:	SVhh Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

SVHH HOLDINGS, LLC

By:	ACC Operations, Inc., its sole member

TELE-MEDIA COMPANY OF HOPEWELL-PRINCE GEORGE

By:	Eastern Virginia Cablevision Holdings, LLC, its managing general partner
By:	Eastern Virginia Cablevision, L.P., its sole member
By:	TMC Holdings Corporation, its general partner

TELE-MEDIA COMPANY OF TRI-STATES L.P.

By:	Tri-States, L.L.C., its general partner
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its sole member

TELE-MEDIA INVESTMENT PARTNERSHIP, L.P.

By:	National Cable Acquisition Associates, L.P., a general partner
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

TELESAT ACQUISITION, LLC

By:	Arahova Holdings, LLC, its sole member
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

TELESTAT ACQUISITION LIMITED PARTNERSHIP

By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

THE MAIN INTERNETWORKS, INC.

THE WESTOVER T.V. CABLE CO., INCORPORATED

THREE RIVERS CABLE ASSOCIATES, L.P.

By:	Chelsea Communications, LLC, a general partner
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
And By:	Mt. Lebanon Cablevision, Inc., a general partner

TIMOTHEOS COMMUNICATIONS, L.P.

By:	Olympus Communications Holdings, L.L.C., its general partner
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

TMC HOLDINGS CORPORATION

TMC HOLDINGS, LLC

TRI-STATES, L.L.C.

By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its sole member

UCA LLC

By:	ACC Operations, Inc., its sole member

U.S. TELE-MEDIA INVESTMENT COMPANY

UPPER ST. CLAIR CABLEVISION, INC.

VALLEY VIDEO, INC.

VAN BUREN COUNTY CABLEVISION, INC.

WARRICK CABLEVISION, INC.

WARRICK INDIANA, L.P.

By:	CCC-III, Inc., its general partner

WELLSVILLE CABLEVISION, L.L.C.

By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its sole member

WEST BOCA ACQUISITION LIMITED PARTNERSHIP

By:	Adelphia Cable Partners, L.P., its general partner
By:	Olympus Cable Holdings, LLC, its managing general partner
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

WESTERN NY CABLEVISION, L.P.

By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc, its sole member

WESTVIEW SECURITY, INC.

WILDERNESS CABLE COMPANY YOUNG’S CABLE TV CORP. YUMA CABLEVISION, INC.

By:	/s/ William T. Schleyer
	Name:	William T. Schleyer
	Title:	Chief Executive Officer